UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2003

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5: Other Events.

     On June 19, 2003, Solectron Corporation issued a press release announcing that Marc Onetto, a senior GE executive with an extensive background in manufacturing, supply-chain management, information technology and quality, joined the Company as executive vice president of worldwide operations. He reports to Mike Cannon, president and chief executive officer, and is responsible for worldwide manufacturing, materials management, quality, new product introduction, information technology, logistics and repair operations.

     A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits

     The exhibit listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press release dated June 19, 2003 relating to Solectron Corporation’s appointment of former GE executive Marc Onetto to executive vice president of worldwide operations.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2003	Solectron Corporation

/s/ Kiran Patel Kiran Patel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 19, 2003 relating to Solectron Corporation’s appointment of former GE executive Marc Onetto to executive vice president of worldwide operations.